[GRAPHIC INSERT]

                                    COLONIAL
                            MINNESOTA TAX-EXEMPT FUND

                                SEMIANNUAL REPORT
                                  JULY 31, 1996

NOT FDIC-
INSURED

MAY LOSE VALUE
NO BANK GUARANTEE

                  COLONIAL MINNESOTA TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1996 - JULY 31, 1996

INVESTMENT OBJECTIVE: Colonial Minnesota Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

 - High monthly double-tax-free income
 - Long-term appreciation
 - Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "A favorable economic and fiscal environment in Minnesota positions the State well to make a smooth transition to a slower economy. A well diversified economy, low unemployment, substantial reserves and conservative budgeting should result in continued good performance of Minnesota
tax-exempt bonds.                                                Brian Hartford

                 COLONIAL MINNESOTA TAX-EXEMPT FUND PERFORMANCE

                                                       CLASS A        CLASS B
     Inception dates                                   9/26/86        8/4/92
     Distributions declared per share*                 $0.186         $0.159
     SEC yields on 7/31/96**                            4.70%          4.18%
     Taxable-equivalent SEC yields***                   8.50%          7.56%

     Total returns, assuming reinvestment of all
     distributions and no sales charge or
     contingent deferred sales charge (CDSC)
     6 months                                         (1.22)%        (1.60)%

     Net asset value per share at 7/31/96             $7.07          $7.07

*A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on July 31, 1996 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower; the yield for Class A shares would have been 4.60% and the yield for Class B shares would have been 4.07%.
***Taxable-equivalent SEC yields are based on the maximum effective 44.7% federal and Minnesota income tax rates.

QUALITY BREAKDOWN                             TOP FIVE SECTORS
(as of 7/31/96)                               (as of 7/31/96)

AAA......... 62.2%  Non-rated... 5.7%         Hospitals..................... 20.4%
AA.......... 17.3%  Cash &                    General Obligations........... 18.0%
A...........  5.9%  Equivs...... 3.5%         Joint Power................... 14.7%
BBB.........  4.4%                            School General Obligation..... 13.0%
CCC.........  1.0%                            Refunded......................  9.8%

Sector classifications are based upon Colonial's defined criteria as used in the investment process. Because the Fund is actively managed, quality and sector weightings will change.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS


                                    [PICTURE OF HAROLD W. COGGER - PRESIDENT]

I am pleased to present your Fund's semiannual report for the period ended July 31, 1996. Your receipt of this report provides us with the opportunity to reflect on the investment environment of the past six months.

In the bond market, significantly stronger than expected economic indicators early in the period stirred inflation fears and propelled long-term interest rates upward. The Federal Reserve Board lowered short-term interest rates in January, but failed to continue the easing trend that the market anticipated. As a result, long-term interest rates rose during the period, eliminating almost half of the ground gained during 1995's bond market rally. Bond market volatility continues, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices as well, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical, such as low supply and strong retail market support. Others were fundamental, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large company and small company stocks posting strong performance until July, when a price correction took place. As a result of that correction, stock indices generally posted negative total returns for July.

Our expectations for the remainder of 1996 include a moderating economy. We do believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
September 11, 1996

                           PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Minnesota Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Q: WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?

A: We started the period with a positive outlook for fixed income investments, based on expectations of a slowing economy and low inflation levels. However, early in the period, stronger than expected reports of economic strength caused interest rates to reverse direction and move upwards. We then implemented a strategy designed to reduce the Fund's sensitivity to interest rates. First, we reduced our investment in current coupon 30-year bonds that are priced to maturity and moved into more defensive premium bonds that are priced to the call. Callable bonds have maturities that are effectively the same as the call date, typically much earlier than the 30-year final maturity. Second, we moved down the yield curve by exchanging bonds with 30-year maturities for bonds with 15 to 20-year maturities. Both moves had the effect of increasing the Fund's holdings of shorter effective maturities, reducing the expected price swings in response to interest rate changes.

Q: HOW DID THE FUND'S SIX MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?

A: The Fund underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. The Index's holdings represent many states, not just Minnesota. The total return for the Fund's Class A shares, based on net asset value, was down 1.22%, while the return on the Index was down 0.30%. This underperformance is attributable to the Fund's longer average duration, which is more interest rate sensitive than the Index, and to its narrower range of investments.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A: The biggest factor was the number of stronger than expected economic reports that resulted in interest rates moving up close to 100 basis points over the period, which had a negative effect on fixed income investments. During the early part of the period, the Fund was overweighted in interest rate-sensitive securities, such as zero-coupon bonds. As a result, the Fund's duration was longer than some of its competitors. Duration measures a fund's sensitivity to interest rates; the longer the duration, the more bond prices move with changes in interest rates.

Q: HOW IS THE STATE'S ECONOMY FARING?

A: Our outlook on the State of Minnesota remains positive. The State's diverse economy and low unemployment level position it to perform well in a strong economy and to hold its own in a weak economy. Substantial economic reserves provide an additional cushion should the economy slow down. We have focused most of the Fund's investment activity in the Minneapolis/St. Paul area. Minneapolis was recently upgraded to Aaa, the highest quality bond rating.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?

A: Despite reports during the period that indicate stronger economic growth than we expected, we have not seen any appreciable wage and price pressure, and believe the market's fears of inflation should be calmed. We anticipate that these issues will be resolved by the market as we see more signs of slow, steady economic growth, leading to less market volatility by the end of the third quarter. In addition, we believe that interest rates will be lower by year-end.

           COLONIAL MINNESOTA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                  Change in Value of $10,000 from 9/86 to 7/96
    Based on Net Asset Value (NAV) and Maximum Offering Price (MOP) for Class
                                    A Shares


[GRAPHIC OMITTED]                   LEHMAN
                                    $21,081

[GRAPHIC OMITTED]                   NAV
                                    $18,411

[GRAPHIC OMITTED]                   MOP
                                    $17,536

A $10,000 investment in Class B shares made on 8/92 (inception) at NAV would have been valued at $11,965 on 7/31/96. The same investment after deducting the applicable contingent deferred sales charge (CDSC ) would have grown to $11,671 on 7/31/96.

                          AVERAGE ANNUAL TOTAL RETURNS
                  as of June 30, 1996 (most recent quarter end)

                           Class A Shares                  Class B Shares
                           Inception 9/26/86             Inception 8/4/92

                          NAV            MOP            NAV            w/CDSC
1 year                    6.84%         1.77%           6.05%         1.05%
5 years                   6.49%         5.46%           --            --
Since inception           6.35%         5.82%           4.48%         3.81%

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. The performance of the Index does not reflect fees or expenses associated with an actual investment. Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV return does not include sales charges or CDSC. MOP return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

               Label                          A                B                C
Label     CMNTEF                        Preload         Postload           Lehman
  1            09/30/86                        10000             9525            10000
  2            10/31/86                        10047             9570            10173
  3            11/30/86                        10179             9696            10374
  4            12/31/86                        10099             9619            10345
  5            01/31/87                        10418             9923            10657
  6            02/28/87                        10510            10010            10710
  7            03/31/87                        10386             9892            10596
  8            04/30/87                         9577             9123            10065
  9            05/31/87                         9451             9002            10015
 10            06/30/87                         9703             9242            10309
 11            07/31/87                         9807             9341            10414
 12            08/31/87                         9778             9314            10437
 13            09/30/87                         9224             8786            10053
 14            10/31/87                         9222             8784            10088
 15            11/30/87                         9602             9146            10351
 16            12/31/87                         9755             9291            10501
 17            01/31/88                        10139             9657            10876
 18            02/29/88                        10232             9746            10991
 19            03/31/88                        10071             9593            10863
 20            04/30/88                        10145             9663            10945
 21            05/31/88                        10140             9659            10914
 22            06/30/88                        10386             9893            11073
 23            07/31/88                        10441             9945            11146
 24            08/31/88                        10433             9937            11155
 25            09/30/88                        10618            10114            11357
 26            10/31/88                        10788            10276            11557
 27            11/30/88                        10731            10221            11452
 28            12/31/88                        10870            10354            11569
 29            01/31/89                        11059            10534            11808
 30            02/28/89                        11002            10479            11673
 31            03/31/89                        10993            10471            11645
 32            04/30/89                        11168            10638            11922
 33            05/31/89                        11312            10775            12169
 34            06/30/89                        11236            10702            12335
 35            07/31/89                        11330            10791            12503
 36            08/31/89                        11270            10734            12381
 37            09/30/89                        11295            10759            12343
 38            10/31/89                        11373            10832            12494
 39            11/30/89                        11537            10989            12713
 40            12/31/89                        11567            11017            12817
 41            01/31/90                        11491            10945            12756
 42            02/28/90                        11591            11040            12870
 43            03/31/90                        11585            11035            12874
 44            04/30/90                        11436            10893            12781
 45            05/31/90                        11681            11126            13060
 46            06/30/90                        11801            11241            13175

               Label                          A                B                C
 47            07/31/90                        11978            11409            13369
 48            08/31/90                        11735            11177            13175
 49            09/30/90                        11673            11119            13182
 50            10/31/90                        11851            11289            13422
 51            11/30/90                        12086            11512            13692
 52            12/31/90                        12116            11541            13751
 53            01/31/91                        12296            11712            13936
 54            02/28/91                        12401            11812            14057
 55            03/31/91                        12450            11859            14062
 56            04/30/91                        12652            12051            14250
 57            05/31/91                        12761            12154            14376
 58            06/30/91                        12714            12110            14362
 59            07/31/91                        12862            12251            14537
 60            08/31/91                        13010            12392            14729
 61            09/30/91                        13158            12533            14921
 62            10/31/91                        13249            12620            15055
 63            11/30/91                        13261            12631            15097
 64            12/31/91                        13550            12906            15421
 65            01/31/92                        13540            12897            15456
 66            02/29/92                        13570            12926            15461
 67            03/31/92                        13560            12916            15467
 68            04/30/92                        13651            13003            15604
 69            05/31/92                        13825            13168            15788
 70            06/30/92                        14019            13354            16053
 71            07/31/92                        14464            13777            16534
 72            08/31/92                        14308            13628            16373
 73            09/30/92                        14381            13698            16480
 74            10/31/92                        14160            13487            16318
 75            11/30/92                        14507            13818            16610
 76            12/31/92                        14746            14045            16780
 77            01/31/93                        14900            14192            16975
 78            02/28/93                        15396            14665            17589
 79            03/31/93                        15252            14527            17403
 80            04/30/93                        15365            14635            17578
 81            05/31/93                        15414            14681            17677
 82            06/30/93                        15615            14873            17973
 83            07/31/93                        15642            14899            17996
 84            08/31/93                        15910            15155            18371
 85            09/30/93                        16092            15328            18580
 86            10/31/93                        16143            15376            18616
 87            11/30/93                        16037            15275            18452
 88            12/31/93                        16378            15600            18841
 89            01/31/94                        16564            15777            19056
 90            02/28/94                        16097            15332            18563
 91            03/31/94                        15400            14668            17807
 92            04/30/94                        15497            14761            17958
 93            05/31/94                        15662            14918            18114

               Label                          A                B                C
 94            06/30/94                        15622            14880            18003
 95            07/31/94                        15905            15149            18333
 96            08/31/94                        15980            15221            18397
 97            09/30/94                        15730            14983            18127
 98            10/31/94                        15364            14634            17805
 99            11/30/94                        15015            14302            17482
100            12/31/94                        15403            14671            17867
101            01/31/95                        15956            15198            18378
102            02/28/95                        16418            15638            18913
103            03/31/95                        16544            15758            19130
104            04/30/95                        16502            15718            19153
105            05/31/95                        16871            16070            19764
106            06/30/95                        16510            15726            19591
107            07/31/95                        16566            15779            19776
108            08/31/95                        16791            15994            20027
109            09/30/95                        16968            16162            20154
110            10/31/95                        17345            16521            20447
111            11/30/95                        17723            16881            20787
112            12/31/95                        17950            17098            20986
113            01/31/96                        18052            17194            21145
114            02/29/96                        17825            16978            21002
115            03/31/96                        17574            16739            20733
116            04/30/96                        17523            16690            20675
117            05/31/96                        17549            16715            20667
118            06/30/96                        17755            16912            20892
119            07/31/96                        17910            17059            21081

                              INVESTMENT PORTFOLIO

                     JULY 31, 1996 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 95.2%                                  PAR          VALUE
--------------------------------------------------------------------------------
EDUCATION - 1.4%
  EDUCATION
  State Higher Education Facilities
   Authority:
   Carlton College, Series X3 L1,
                        5.750%    11/01/12             $  500        $   500
   Hamline University, Series 3 K,
                        6.600%    06/01/08                250            263
                                                                     -------
                                                                         763
                                                                     -------
--------------------------------------------------------------------------------
GENERAL OBLIGATION - 12.8%
  Bagley Independent School District
   No. 162,  Series 1994,
                        4.850%    02/01/12                750            683
  Minnetonka Independent
   School District No. 276,
   Series 1996-B:
                        5.750%    02/01/17                475            474
                        5.750%    02/01/22                465            462
  Montevideo Independent School
   District No. 129,
   Series 1993,
                        4.900%    02/01/10                400            372
  New Prague Independent School,
                        5.000%    02/01/16              2,000          1,820
  North St.Paul & Maplewood Unified
   School District,
   Series 1996-A,
                        5.125%    02/01/25              2,000          1,820
  Roseau Independent School
   District No. 682,
   Series 1991,
                        7.000%    02/01/14                200            211
  Rosemount Independent School
   District No. 196,
   Series 1994-B,
                        (a)       06/01/10 (b)          2,765          1,272
                                                                      ------
                                                                       7,114
                                                                      ------

                       Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------
HEALTH - 20.1%
  Hospital
  Mankato,
   Immanual-St. Joseph's Hospital,
   Series 1992-A,
                        6.300%    08/01/22             $  250        $   249
  Minneapolis-St. Paul Housing &
   Redevelopment Authority,
   Healthspan, Series 1993-A,
                        4.750%    11/15/18 (b)          4,410          3,776
  Princeton,
   Fairview Hospital,
   Series 1991-C,
                        6.250%    01/01/21                300            310
  Red Wing,
   River Region Group,
   Series 1993-A:
                        6.400%    09/01/12                200            197
                        6.500%    09/01/22                300            294
  Rochester,
   Mayo Medical Center,
   Series 1992-I,
                        5.900%    11/15/09              2,000          2,073
  St. Cloud,
   St. Cloud Hospital,
   Series 1996-B,
                        5.000%    07/01/20              1,000            891
  St. Louis Park,
   Healthsystem, Inc.,
   Series 1993-A,
                        5.200%    07/01/23              3,420          3,087
  St. Paul Housing & Redevelopment Authority,
   Healtheast Project, Series 1993-A,
                        6.625%    11/01/17                250            250
                                                                     -------
                                                                      11,127
                                                                     -------
--------------------------------------------------------------------------------
HOUSING - 9.5%
  Assisted Living/Senior - 0.5%
  Roseville, Care Institute, Inc.,
   Series 1993,
                        7.750%    11/01/23                300            287

  Multi-family - 3.4%
  Eden Prairie,
   Preserve Place Apartments,
   Series 1987,
                        8.000%    07/01/28                650            668

                       Investment Portfolio/July 31, 1996

        ----------------------------------------------------------------------------------------------
        MUNICIPAL BONDS - CONT.                                                         PAR      VALUE
        ----------------------------------------------------------------------------------------------

        HOUSING - CONT.
          Multi-family - cont.
          Lakeville,
           Southfork Apartment Project,
           Series
          1989-A,
                               9.875%                            02/01/20           $   200    $   202

          Minneapolis,
           Riverplace Project,
           Series
          1987-A,
                               7.100%                            01/01/20               255        262

          Robbinsdale,
           Copperfield Hill,
           Series 1985,
                               9.250%                            12/01/18               350        350

          Washington County Housing &
           Redevelopment Authority,
           Cottages of Aspen, Series 1992,
                               9.250%                            06/01/22               190        193

          White Bear Lake,
           Birch Lake Townhomes Project,
           Series 1989-A,
                               9.750%                            07/15/19               200        200
                                                                                                ------

                                                                                                 1,875
                                                                                                ------


          SINGLE-FAMILY - 5.6%
          Chicago & Stearns Counties,
           Series 1994-B,
                               7.050%                            09/01/27             1,500      1,590

          Dakota County Housing &
           Redevelopment Authority,
           Series 1986,
                               7.200%                            12/01/09                80         83

          Minneapolis-St. Paul Housing
           Board,
           Series 1987-C,
                               8.875%                            11/01/18               410        427

          State Housing Finance Agency:
           Series 1987-A,
                               8.500%                            02/01/17                25         26

           Series 1987-C,
                               9.000%                            08/01/18               600        614

           Series 1988-C,
                               8.500%                            07/01/19                75         78

           Series 1988-D,
                               8.050%                            08/01/18               175        178

                       Investment Portfolio/July 31, 1996
        -------------------------------------------------------------------------------------------------


          Washington County Housing &
           Redevelopment Authority,
           City of Cottage Grove, Series 1986,
                               7.600%                            12/01/11           $      85      $  85
                                                                                                   -----

                                                                                                   3,081
                                                                                                   -----


        ................................................................................................
        PUBLIC INFRASTRUCTURE - 1.0%
          Minneapolis Community Development
           Agency:
           Series 1987-III,
                               8.625%                            12/01/27                 260        271

           Series 1991-1,
                               8.000%                            12/01/16                 250        263
                                                                                                   -----

                                                                                                     534
                                                                                                   -----


        ................................................................................................
        REFUNDED/ESCROW/SPECIAL OBLIGATION (c) - 9.7%
          Brainerd Independent School
           District No. 181,
           Series 1991-A,
                               7.000%                            06/01/11                 200        220

          Burnsville,
           Fairview Community Hospital,
           Series 1982-A,
                                (a)                              05/01/12 (b)           2,145        874

          Dakota & Washington Counties
           Housing & Redevelopment Authority,
           Series 1988,
                               8.150%                            09/01/16 (b)             235        295

          Delano Independent School
           District No. 879,
           Series 1990:
                               7.250%                            02/01/09                 100        111

                               7.250%                            02/01/10                 100        111

          Faribault County,
           Series 1988:
                               7.400%                            04/01/06                  65         67

                               7.400%                            04/01/09                  25         26

          Minneapolis,
           Lifespan, Inc.,
           Series 1988-B,
                               8.125%                            08/01/17                 245        269

          Moorhead,
                               7.100%                            08/01/11                  20         23

          New York Mills Independent School
           District No. 553,
           Series 1992-A,
                               6.850%                            02/01/18                 210        231

                       Investment Portfolio/July 31, 1996
        ------------------------------------------------------------------------------------------------
        MUNICIPAL BONDS - CONT.                                                           PAR      VALUE
        ------------------------------------------------------------------------------------------------

        REFUNDED/ESCROW/SPECIAL OBLIGATION (c) - CONT.
          Owatonna Independent School
           District No. 761,
           Series 1990:
                               7.100%                            02/01/09               $ 115      $ 123

                               7.100%                            02/01/10                 120        128

                               7.100%                            02/01/11                 130        139

          Rockford Independent School
           District No. 883,
           Series A,
                               7.100%                            12/15/10                 400        428

          Southern Minnesota Municipal
           Power Agency,
           Series 1992-A,
                               5.750%                            01/01/18                 500        508

          St. Cloud,
           St. Cloud Hospital,
           Series 1990-B,
                               7.000%                            07/01/20                 150        168

          St. Louis Park,
           Methodist Hospital,
           Series 1990-C,
                               7.250%                            07/01/18                 165        184

          St.Paul,
           Series 1988-A,
                               8.000%                            12/01/08                 250        271

          State Higher Education Facilities
           Authority:
           College of St. Thomas, Series 2-O,
                               7.600%                            10/01/07                 200        214

           University of St. Thomas, Series 3-C,
                               7.100%                            09/01/10                 100        110

          State Public Facilities Authority:
           Series 1989-A,
                               7.000%                            03/01/09                 100        108

           Series 1990-A,
                               7.100%                            03/01/12                 300        330

           Series 1991-A,
                               6.950%                            03/01/13                 200        222

          Virginia,
           Series 1989-B:
                               7.500%                            02/01/07                100        105

                               7.500%                            02/01/08                100        105
                                                                                                  -----


                                                                                                  5,370
                                                                                                  -----
      .................................................................................................

                       Investment Portfolio/July 31, 1996
        -------------------------------------------------------------------------------------------------

        OTHER REVENUE - 0.5%
          Amusements & Recreation
          Metropolitan Council,
           Hubert H. Humphrey Metrodome,
           Series 1992,
                               6.000%                            10/01/09           $   300      $  306
                                                                                                 ------


        ...............................................................................................                  ..
        MANUFACTURING - 3.0%
          Brooklyn Park,
           TL Systems Corp.,
           Series 1991,
                              10.000%                            09/01/16               265         326

          Buffalo,
           Von Ruden Manufacturing, Inc.,
           Series 1989,
                              10.500%                            09/01/14               550         614

          Cloquet,
           Diamond Brands, Inc.,
                               9.000%                            06/01/02               700         711
                                                                                                  -----

                                                                                                  1,651
                                                                                                  -----


        ...............................................................................................
        OTHER REVENUE - 2.7%
          Duluth Seaway Port Authority,
           Cargill, Inc.,
           Series 1993-A,
                               5.750%                            12/01/16             1,500      1,479
                                                                                                 -----


        ..............................................................................................
        RESOURCE RECOVERY - 0.5%
          MISCELLANEOUS DISPOSAL
          Hubbard County,
           Potlach Corp.,
           Series 1987-A,
                               7.375%                            08/01/13               285        302
                                                                                                 -----


        ..............................................................................................                  ..
        TAX-BACKED - 17.7%
          GENERAL OBLIGATION
          Hennepin County,
           Series 1987-A,
                               8.200%                            11/01/09 (b)           300        303

          Minneapolis Refunded Sports Arena,
                               5.125%                            10/01/20             2,000      1,840

          Minneapolis-St. Paul Metropolitan
           Airports Commission,
           Series 7,
                               7.800%                            01/01/11               300        321

                       Investment Portfolio/July 31, 1996
        ---------------------------------------------------------------------------------------------------
        MUNICIPAL BONDS - CONT.                                                           PAR         VALUE
        ---------------------------------------------------------------------------------------------------

        TAX-BACKED - CONT.
          GENERAL OBLIGATION - CONT.
          State:
           Series 1995,
                               5.250%                            08/01/14                  $5,500     $5,301             $

           Duluth
          Airport,
           Series 1995-B,
                               6.250%                            08/01/14                   2,000      2,060
                                                                                                   ---------

                                                                                                       9,825
                                                                                                   ---------

        ....................................................................................................
        TRANSPORTATION - 1.0%
          St. Paul Port Authority:
           Series 1983-C,
                               9.750%                            12/01/96                      25         25

           Series F:
                               9.125%                            12/01/00                      25         25

                               9.125%                            12/01/01                      25         25

                               9.125%                            12/01/02                      25         24

                               9.125%                            12/01/14                     575        469
                                                                                                       -----

                                                                                                         568
                                                                                                       -----

        ....................................................................................................
        UTILITY - 14.5%
          JOINT POWER AUTHORITY
          Northern Municipal Power Agency,
           Minnesota Power & Light Co.,
           Series 1989-A,
                               7.250%                            01/01/16                     700        738

          Southern Minnesota Municipal
           Power Agency:
           Series 1993-A:
                               4.750%                            01/01/16 (b)               2,000      1,742

                               5.000%                            01/01/12                     750        682

           Series 1994-A,
                                (a)                              01/01/27                  15,500      2,519

           Series A,
                               5.000%                            01/01/16                   1,000        886

          Western Minnesota Municipal
           Power Agency, Series 1983-A,
                               9.750%                            01/01/16 (b)               1,000      1,440
                                                                                                       -----

                                                                                                       8,007
                                                                                                       -----

        ....................................................................................................
        WATER & SEWER - 0.8%
          Anoka County, United Power Assoc.,
           Series 1987-A,
                               6.950%                            12/01/08                     400        428
                                                                                                      ------


        TOTAL MUNICIPAL BONDS  (cost of $51,911) (d)                                                  52,717
                                                                                                      ------

                       Investment Portfolio/July 31, 1996
        -------------------------------------------------------------------------------------------------
        SHORT-TERM OBLIGATIONS - 3.4%                                                     PAR      VALUE
        -------------------------------------------------------------------------------------------------
        VARIABLE RATE DEMAND NOTES (e)
          FL Pinellas County Health
           Facilities Authority,
           Series 1985,
                               3.750%                            12/01/15               $ 200     $  200

          MS Perry County,
           Leaf River Forest
          Project,
                               3.700%                            03/01/02                 700        700

          WY Green River,
                               3.700%                            06/01/07               1,000      1,000
                                                                                                 -------


        TOTAL SHORT TERM OBLIGATIONS                                                               1,900
                                                                                                 -------


        OTHER ASSETS & LIABILITIES, NET - 1.4%                                                       753

        --------------------------------------------------------------------------------------   -------
                                                                                                 $55,370
        NET ASSETS - 100%                                                                        -------






        NOTES TO INVESTMENT PORTFOLIO:
        ------------------------------------------------------------------------

        (a)   Zero coupon bond.
        (b) These securities, or a portion thereof, with a total market value of $9,702 are being used to collateralize open futures contracts.
       (c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
        (d)   Cost for federal income tax purposes is the same.
        (e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1996.


        Short futures contracts open at July 31, 1996:

                           Par value                                                               Unrealized
                           covered by                                            Expiration       depreciation
             Type          contracts                                               month          at 07/31/96
          ----------------------------------------------------------------------------------------------------

        Treasury bonds      $ 63                                                   September           $146


        See notes to financial statements.

                             STATEMENT OF ASSETS & LIABILITIES
                                 JULY 31, 1996 (UNAUDITED)

         (in thousands except for per share amounts and footnotes)
         ASSETS

         Investments at value (cost $51,911)                              $   52,717
         Short-term obligations                                                1,900
                                                                        ------------
                                                                              54,617
         Cash                                            $ 49
         Receivable for:
           Interest                                       868
           Fund shares sold                                87
           Investments sold                                25
           Expense reimbursement
             due from Adviser                               2
         Other                                              8                 1,039
                                                        -----             ---------
             Total Assets                                                    55,656

         LIABILITIES
         Payable for:
           Distributions                                  230
           Variation margin on futures                     43
           Fund shares repurchased                          3
         Accrued:
           Deferred Trustees fees                           2
         Other                                              8
                                                        -----

             Total Liabilities                                                   286
                                                                           ---------
         NET ASSETS                                                        $  55,370
                                                                           ---------
         Net asset value & redemption price per share -
         Class A ($35,749/5,057)                                               $7.07
                                                                           ---------
         Maximum offering price per share - Class A
         ($7.07/0.9525)                                                        $7.42(a)
                                                                           ---------
         Net asset value & offering price per share -
         Class B ($19,621/2,775)                                               $7.07(b)
                                                                           ---------

         COMPOSITION OF NET ASSETS
         Capital paid in                                                   $  55,145
         Overdistributed net investment income                                   (16)
         Accumulated net realized loss                                          (419)
         Net unrealized appreciation (depreciation) on:
           Investments                                                           806
           Open futures contracts                                               (146)
                                                                           ---------
                                                                           $  55,370
                                                                           ---------


         (a) On sales of $50,000 or more the offering price is reduced.
         (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
         See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1996
                                   (UNAUDITED)

         (in thousands)
         INVESTMENT INCOME

         Interest                                                                  $     1,682

         EXPENSES
         Management fee                                              $       148
         Service fee                                                          41
         Distribution fee - Class B                                           72
         Transfer agent                                                       45
         Bookkeeping fee                                                      14
         Registration fee                                                      6
         Custodian fee                                                         5
         Audit fee                                                            14
         Trustees fee                                                          7
         Reports to shareholders                                               4
         Legal fee                                                             7
         Other                                                                 5
                                                                     ------------
                                                                             368
         Fees waived by the Adviser                                          (50)          318
                                                                     ------------  ------------
                Net Investment Income                                                    1,364
                                                                                   ------------




         NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO
          POSITIONS
         Net realized gain on:
           Investments                                                        32
           Closed futures contracts                                          490
                                                                     ------------
             Net Realized Gain                                                             522
         Net unrealized depreciation
           during the period on:
           Investments                                                    (2,502)
           Open futures contracts                                           (141)
                                                                     ------------
             Net Unrealized Loss                                                        (2,643)
                                                                                   ------------
                Net Loss                                                                (2,121)
                                                                                   ------------
         Net Decrease in Net Assets from Operations                                $      (757)
                                                                                   ------------








         See notes to financial statements.

                                  STATEMENT OF CHANGES IN NET ASSETS

                                                                     (Unaudited)
                                                                     Six months
                                                                        ended      Year ended
         (in thousands)                                                July 31     January 31
                                                                     ------------  ------------
         INCREASE (DECREASE) IN NET ASSETS                              1996          1996
         Operations:
         Net investment income                                        $    1,364    $    2,760
         Net realized gain (loss)                                            522          (533)
         Net unrealized appreciation (depreciation)                       (2,643)        4,399
                                                                     -----------   -----------
             Net Increase (Decrease) from Operations                        (757)        6,626
         Distributions:
         From net investment income - Class A                               (942)       (2,013)
         From net investment income - Class B                               (429)         (799)
                                                                     -----------   -----------
                                                                          (2,128)        3,814
                                                                     -----------   ------------
         Fund Share Transactions:
         Receipts for shares sold - Class A                                3,087         4,070
         Value of distributions reinvested - Class A                         632         1,372
         Cost of shares repurchased - Class A                             (3,147)       (7,317)
                                                                     -----------   -----------
                                                                             572        (1,875)
                                                                     -----------   -----------
         Receipts for shares sold - Class B                                1,598         4,070
         Value of distributions reinvested - Class B                         284           536
         Cost of shares repurchased - Class B                               (625)       (1,453)
                                                                     -----------   -----------
                                                                           1,257         3,153
                                                                     -----------   -----------
         Net Increase from Fund
           Share Transactions                                              1,829         1,278
                                                                     -----------   -----------
                 Total Increase (Decrease)                                  (299)        5,092
         NET ASSETS
         Beginning of period                                              55,669        50,577
                                                                     -----------   -----------
         End of period (net of overdistributed
           net investment income of
           $16 and $7, respectively.)                                  $  55,370    $   55,669
                                                                     -----------   -----------



         NUMBER OF FUND SHARES
         Sold - Class A                                                      432           574
         Issued for distributions reinvested - Class A                        90           194
         Repurchased - Class A                                              (445)       (1,030)
                                                                     -----------   -----------
                                                                              77          (262)
                                                                     -----------   -----------
         Sold - Class B                                                      226           573
         Issued for distributions reinvested - Class B                        40            75
         Repurchased - Class B                                               (88)         (205)
                                                                     -----------   -----------
                                                                             178           443
                                                                     -----------   -----------

         See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1996 (UNAUDITED)

       NOTE 1. INTERIM FINANCIAL STATEMENTS
       .........................................................................
       In the opinion of management of Colonial Minnesota Tax-Exempt Fund (the
       Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

       NOTE 2. ACCOUNTING POLICIES
       .........................................................................
       ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

       SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

       Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

       Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

       Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

       Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

       Security transactions are accounted for on the date the securities are purchased, sold or mature.

                  Notes to Financial Statements/July 31, 1996
       -------------------------------------------------------------------------

       Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

       The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

       DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

       Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

       FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

       INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

       DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

       The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

       NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
       .........................................................................
       Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                  Notes to Financial Statements/July 31, 1996
       -------------------------------------------------------------------------
            NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
       .........................................................................

                Average Net Assets                         Annual Fee Rate
                ------------------                         ---------------
                First $1 billion                               0.55%
                Next $1 billion                                0.50%
                Over $2 billion                                0.45%


       Effective January 1, 1996, the management fee applicable to the Trust is being reduced based on the following schedule for the first $1 billion in combined average net assets:

                                                Cumulative Annualized
                      Effective Date                  Reduction
                      --------------                  ---------
                      January 1, 1996                  0.0125%
                      April 1, 1996                    0.0250%
                      July 1, 1996                     0.0375%
                      October 1, 1996                  0.0500%

       BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

       TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

       UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor) an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended July 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $5,392 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $9,051 on Class B share redemptions.

       The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                     Valuation of shares                           Annual
                   outstanding on the 20th of                       Fee
                  each month which were issued                      Rate
                  ----------------------------                      ----
                   Prior to November 30, 1994                       0.10%
                  On or after December 1, 1994                      0.25%

       The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the

                  Notes to Financial Statements/July 31, 1996
       -------------------------------------------------------------------------

       Distributor to dealers who sold such shares.

       EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

       OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

       The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

       NOTE 4.  PORTFOLIO INFORMATION
       .........................................................................
       INVESTMENT ACTIVITY: During the six months ended July 31, 1996, purchases and sales of investments, other than short-term obligations, were $8,542,764 and $7,353,832, respectively.

       Unrealized appreciation (depreciation) at July 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

                      Gross unrealized appreciation                 $1,854,555
                      Gross unrealized depreciation                 (1,048,519)
                                                                    ----------
                          Net unrealized appreciation               $  806,036
                                                                    ----------


       CAPITAL LOSS CARRYFORWARDS: At January 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                    Year of            Capital loss
                  expiration           carryforward
                  ----------           ------------

                     1997              $298,000
                     1999                 4,000
                     2001                 8,000
                     2002                39,000
                                       --------
                                       $349,000
                                       --------

       Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

       To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                  Notes to Financial Statements/July 31, 1996

       -------------------------------------------------------------------------
       NOTE 4.  PORTFOLIO INFORMATION - CONT.
       .........................................................................
       OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

       The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

       The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

       NOTE 5.  LINE OF CREDIT
       .........................................................................
       The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
       (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1996.

                              FINANCIAL HIGHLIGHTS


    Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    (Unaudited)
                                                                        Six
                                                                    months ended
                                                                      July 31                       Year ended January 31
                                                        -------------------------------------    ---------------------------
                                                                       1996                                1996
                                                            Class A              Class B          Class A         Class B
                                                        ----------------     ----------------    -----------    ------------
    Net asset value -

       Beginning of period                                       $7.350               $7.350         $6.840          $6.840
                                                        ----------------     ----------------    -----------    ------------
    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (a)                                     0.185                0.158          0.384           0.332
    Net realized and
    unrealized gain (loss)                                      (0.279)              (0.279)          0.516           0.516
                                                        ----------------     ----------------    -----------    ------------
       Total from Investment
         Operations                                             (0.094)              (0.121)          0.900           0.848
                                                        ----------------     ----------------    -----------    ------------
    LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
    From net investment
       income                                                   (0.186)              (0.159)        (0.390)         (0.338)
                                                        ----------------     ----------------    -----------    ------------
    Net asset value -
       End of period                                             $7.070               $7.070         $7.350          $7.350
                                                        ----------------     ----------------    -----------    ------------
    Total return (b)(c)                                         (1.22)% (d)          (1.60)% (d)     13.50%          12.66%
                                                        ----------------     ----------------    -----------    ------------

    RATIOS TO AVERAGE NET ASSETS
    Expenses                                                      0.90%(e)(f)          1.65%(e)(f)    0.85%(e)       1.60%(e)
    Net investment income                                         5.22%(e)(f)          4.47%(e)(f)    5.41%(e)       4.66%(e)
    Fees and expenses
      waived or borne
      by the Adviser                                              0.18% (f)            0.18% (f)      0.24%           0.24%
    Portfolio turnover                                              14% (d)              14% (d)        42%             42%
    Net assets at end
      of period (000)                                          $35,749              $19,621        $36,586         $19,083

    (a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                                $0.006               $0.006         $0.016          $0.016

    (b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

    (c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

    (d) Not annualized.

    (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

    (f) Annualized.

                                  Year ended January 31
           -----------------------------------------------------------------------
                         1995                                    1994
             Class A             Class B             Class A             Class B
           -----------         -----------         -----------         -----------
           $     7.480         $     7.480         $     7.160         $     7.160
           -----------         -----------         -----------         -----------

                 0.415               0.363               0.419               0.364

                (0.642)             (0.642)              0.323               0.323
           -----------         -----------         -----------         -----------

                (0.227)             (0.279)              0.742               0.687
           -----------         -----------         -----------         -----------


                (0.413)             (0.361)             (0.422)             (0.367)
           -----------         -----------         -----------         -----------

           $     6.840         $     6.840         $     7.480         $     7.480
           -----------         -----------         -----------         -----------
                 (2.92)%             (3.65)%             10.62%               9.81%
           -----------         -----------         -----------         -----------


                  0.72%               1.47%               0.82%               1.57%
                  5.98%               5.23%               5.69%               4.94%


                  0.26%               0.26%               0.20%               0.20%
                    26%                 26%                  9%                  9%

           $    35,846         $    14,731         $    41,326         $    10,317


           $     0.018         $     0.018         $     0.015         $     0.015

    Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                                Year ended January 31
                                                                                     ------------------------------------------
                                                                                                  1993                  1992
                                                                                       Class A        Class B (b)     Class A
                                                                                     -------------    -----------  ------------
    Net asset value -

       Beginning of period                                                           $      7.030     $  7.210     $     6.930
                                                                                     -------------    ---------    ------------
    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (a)                                                               0.449        0.191           0.461
    Net realized and
    unrealized gain (loss)                                                                  0.125       (0.049)          0.098
                                                                                     -------------    ---------    ------------
       Total from Investment
         Operations                                                                         0.574        0.142           0.559
                                                                                     -------------    ---------    ------------
    LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
    From net investment
       income                                                                             (0.444)       (0.192)         (0.458)
    From capital paid in                                                                     --            --           (0.001) (c)
                                                                                     -------------    ---------    ------------
    Total Distributions
    Declared to Shareholders                                                              (0.444)       (0.192)         (0.459)
                                                                                     -------------    ---------    ------------
    Net asset value -
       End of period                                                                 $     7.160      $  7.160     $     7.030
                                                                                     -------------    ---------    ------------
    Total return (d)(e)                                                                     8.41%         2.01%(f)        8.33%
                                                                                     -------------    ---------    ------------
    RATIOS TO AVERAGE NET ASSETS
    Expenses                                                                                0.85%         1.60%(g)        0.88%
    Net investment income                                                                   6.33%         5.58%(g)        6.58%
    Fees and expenses
      waived or borne
      by the Adviser                                                                        0.35%         0.35%(g)        0.42%
    Portfolio turnover                                                                         5%            5%              1%
    Net assets at end
      of period (000)                                                                $    35,017      $  2,173      $   30,676

    (a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                                                     $     0.025      $ 0.009       $    0.029
    (b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.

    (c) Because of differences between book and tax basis accounting, there was no return of capital for federal income tax purposes.

    (d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

    (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

    (f) Not annualized.

    (g) Annualized.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ......   press 1

For account information ........................................   press 2

To speak to a Colonial representative ..........................   press 3

For yield and total return information .........................   press 4

For duplicate statements or new supply of checks ...............   press 5

To order duplicate tax forms and year-end statements ...........   press 6
(February through May)

To review your options at any time during your call ............   press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Minnesota Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Minnesota Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Minnesota Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor(C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            MN-03/511C-0796 M (9/96)

[LOGO] Printed on recycled paper